UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (date of earliest event reported): June 12, 2008

                               Balchem Corporation
             (Exact name of registrant as specified in its charter)

Maryland                                  1-13648                 13-2578432
(State or other jurisdiction of  (Commission File Number)       (IRS Employer
incorporation)                                               Identification No.)

                       P.O. Box 600, New Hampton, NY 10958
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (845) 326-5600

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      (e) At the annual meeting of shareholders of Balchem Corporation (the "Company") on June 12, 2008, the Company's Second Amended and Restated 1999 Stock Plan (the "Plan") was approved by holders of the Company's Common Stock. The terms and conditions of the Plan are described under the heading "Proposal No. 3 - Approval of Amendment and Restatement of the Company's Amended and Restated 1999 Stock Plan" in the Company's definitive proxy statement on
Schedule 14A filed with the Securities and Exchange Commission on April 25, 2008 (the "Proxy Statement"). The foregoing description of the Plan is qualified in its entirety by the terms and provisions of the Plan, which description is hereby incorporated by reference and is attached hereto as Exhibit 4.1.


Item 5.03 Amendment to the Articles of Incorporation or Bylaws; Change in Fiscal Year.

      On June 13, 2008, the Company amended its charter by filing with the Maryland Department of Assessments and Taxation, Articles of Amendment to the Company's Restated Articles of Incorporation (the "Articles of Amendment"). The Articles of Amendment were approved by holders of the Company's Common Stock at the annual meeting of shareholders of the Company on June 12, 2008. The terms and conditions of the Articles of Amendment are described under the heading "Proposal No. 2 - Approval of Amendment to the Company's Restated Articles of Incorporation" in the Proxy Statement, which description is hereby incorporated by reference and is qualified in its entirety by the terms and provisions of the Articles of Amendment, which is attached hereto as Exhibit 3.1.


Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

         3.1 Balchem Corporation Articles of Amendment (incorporated by reference to Exhibit A to the Company's definitive proxy statement on Schedule 14A filed with the Securities & Exchange Commission on April 25, 2008)

         4.1 Balchem Corporation Second Amended and Restated 1999 Stock Plan (incorporated by reference to Exhibit B to the Company's definitive proxy statement on Schedule 14A filed with the Securities & Exchange Commission on April 25, 2008)



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BALCHEM CORPORATION


                                     By:/s/ Francis J. Fitzpatrick
                                     -------------------------------------------
                                     Francis J. Fitzpatrick
                                     Chief Financial Officer

Dated: June 17, 2008


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                                  Exhibit Index


Exhibit Number             Description
--------------             -----------

     3.1 Balchem Corporation Articles of Amendment (incorporated by reference to Exhibit A to the Company's definitive proxy statement on Schedule 14A filed with the Securities & Exchange Commission on April 25, 2008)

     4.1                   Balchem   Corporation   Second  Amended  and Restated
                           1999 Stock Plan (incorporated by reference to Exhibit B to the Company's definitive proxy statement on Schedule 14A filed with the Securities & Exchange Commission on April 25, 2008)